                                                                    EXHIBIT 99.1



CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Agree Realty Corporation (the "Company") on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Agree, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:



         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


         2. The information contained in the Report fairy presents, in all material respects, the financial condition and results of operations of the Company.




 /S/ RICHARD AGREE
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Richard Agree
Chief Executive Officer

March 22, 2003